UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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THE GREATER CHINA FUND, INC.
(Name of Registrant as Specified In Its Charter)

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THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

September 28, 2012

Dear Stockholders:

A Special Meeting of Stockholders (the “Special Meeting”) of The Greater China Fund, Inc. (the “Fund”) will be held at 11:00 A.M., Eastern Time, on November 1, 2012, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004. A Notice and Proxy Statement regarding the Special Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

Since the Annual Meeting of Stockholders held on June 29, 2012, your Board of Directors has worked diligently to identify a high quality investment adviser for the Fund to recommend to you for approval. I am very pleased to tell you that the Board of Directors has selected Aberdeen Asset Management Asia Limited (“Aberdeen”). I think that Aberdeen will work hard to achieve the Fund’s investment objective and continue to provide you an opportunity to invest in Greater China with a high quality asset manager. Importantly, Aberdeen has agreed to accept a lower fee rate than the fee rate currently paid by the Fund to its current investment manager without any reduction in the services to be provided to the Fund. Had this fee rate been in effect during 2011, the management fee paid by the Fund would have been reduced by over 15%.

Your Board of Directors unanimously recommends that you vote “FOR” approval of the proposed Investment Management Agreement between the Fund and Aberdeen.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the enclosed instructions to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Special Meeting.

Respectfully,

EDWARD Y. BAKER

Chairman of the Board

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE SPECIAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at http://www.greaterchinafund.com, by email and request to Greaterchinafund@pristineadvisers.com and by telephone by calling toll-free (877) 386-3424. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Special Meeting, please call the Fund’s transfer agent, BNY Mellon Investment Servicing, at (866) 333-6532.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF A

SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of

THE GREATER CHINA FUND, INC.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of The Greater China Fund, Inc. (the “Fund”) will be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, on November 1, 2012, at 11:00 A.M., Eastern Time, for the following purposes:

1. To approve the proposed Investment Management Agreement (the “Proposed Agreement”) between the Fund and Aberdeen Asset Management Asia Limited; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 28, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Special Meeting. Stockholders who do not expect to attend the Special Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Special Meeting if you choose to attend. To do so, you must bring photo identification and appropriate proof of ownership of the Fund as of the record date, which may include documentation from the direct owner of shares of the Fund (such as a broker). The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors,

DEBORAH A. DOCS
Secretary

September 28, 2012

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO IF YOU BRING APPROPRIATE PROOF OF OWNERSHIP OF THE FUND’S SHARES AS OF THE RECORD DATE.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

PROXY STATEMENT

INTRODUCTION

To our Stockholders:

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the “Fund”) for use at a Special Meeting of Stockholders (the “Special Meeting”), to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, on November 1, 2012, at 11:00 A.M., Eastern Time, and at any adjournments or postponements thereof. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the Special Meeting, a proxy card so your vote can be cast at the Special Meeting and a postage prepaid envelope in which to return your proxy card are enclosed. If you are not a stockholder of record and intend to attend the Special Meeting and vote in person you must bring photo identification and appropriate proof of ownership of shares of the Fund from the entity through which you hold your shares.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about September 29, 2012. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, for the approval of the Proposed Agreement described in Proposal 1 of this Proxy Statement.

A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Special Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Special Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have the effect of a vote to against Proposal 1.

The Board of Directors has fixed the close of business on September 28, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 24,268,012 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Special Meeting that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2011 to any stockholder requesting such report. Requests for the annual report should be made by writing to The Greater China Fund, Inc., c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, by accessing the Fund’s website at www.greaterchinafund.com or by calling (877) 386-3424.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Special Meeting, Proxy Statement and form of proxy card by calling 877-386-3424 or by accessing www.greaterchinafund.com. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Special Meeting and cast your vote. The Special Meeting will be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004. To obtain directions to the Special Meeting, please call the Fund’s transfer agent, BNY Mellon Investment Servicing at (866) 333-6532.

PROPOSAL 1. APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

On September 10, 2012, the Board of Directors, all of whom are not “interested persons”, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, voted to approve and recommend to stockholders the approval of the proposed Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen”) (the “Proposed Agreement”). We refer to Directors who are not “interested persons” of the Fund as our “Independent Directors”. The Proposed Agreement, if approved by stockholders, will replace the interim Investment Management Agreement, dated August 27, 2012, between the Fund and Baring Asset Management (Asia) Limited (“Barings”) (the “Interim

Agreement”). The Interim Agreement replaced the Fund’s Investment Management Agreement, dated June 30, 2005, as amended (the “Prior Agreement”), with Barings that terminated on August 27, 2012 following vote of stockholders to terminate the agreement. The Prior Agreement was approved by stockholders on June 30, 2005. The Interim Agreement was approved by the Board of Directors in accordance with Rule 15a-4 under the 1940 Act but was not approved by stockholders.

The terms of the Proposed Agreement are substantially similar to the terms of Prior Agreement, although as noted below, Aberdeen has agreed to accept a lower fee than is paid under the Interim and Prior Agreements. Except for its term, the Interim Agreement is substantially similar to the Prior Agreement.

The Board has concluded that the Proposed Agreement provides for Aberdeen to provide substantially the same investment advisory and management services as provided under the Prior Agreement. Importantly, the aggregate fee rates to be paid to Aberdeen under the Proposed Agreement are less than the fee rates paid under the Prior Agreement and the Interim Agreement. Aberdeen’s duties under the Proposed Agreement will be performed in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors and include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions.

Under both the Proposed Agreement and the Prior Agreement, the Fund bears expenses for: (a) the fees payable to the Proposed Manager, (b) the fees payable to Prudential Investments LLC, the Fund’s Administrator (the “Administrator”), (c) the fees of directors who are not affiliated with the Proposed Manager or the Administrator, (d) out-of-pocket travel expenses for all directors of the Fund and other expenses incurred by the Fund in connection with directors’ meetings, (e) interest expenses, (f) taxes and governmental fees, (g) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities, (h) expenses of preparing stock certificates, (i) expenses in connection with the issuance, offering, distribution and sale of securities issued by the Fund, (j) expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions, (k) auditing, accounting, insurance and legal costs, (l) custodian, dividend disbursing and transfer agent expenses, (m) expenses of obtaining and maintaining stock exchange listings of the Fund’s shares, and (n) the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders. Under the Proposed Agreement, as is the case under the Prior Agreement, Aberdeen bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. Aberdeen also would pay the salaries and expenses of the Fund’s officers and employees, if any, and any fees and expenses of the Fund’s directors who are managers, members, officers or employees of Aberdeen or any of its affiliates.

The Proposed Agreement may be terminated at any time, without payment of penalty by Aberdeen or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon not less than 60 days’ prior written notice to Aberdeen, or by Aberdeen upon not less than 90 days’ written notice to the Fund. The Proposed Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

If approved by stockholders, the Proposed Agreement would remain in effect for an initial period of two years from the date of its execution. Thereafter, the Proposed Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Benefits of the Proposed Agreement

Potential benefits of the Proposed Agreement to stockholders of the Fund include: (i) the provision of uninterrupted, investment management services for the Fund which are expected to be of a high quality based on the reputation, financial strength and resources of Aberdeen; (ii) the opportunity to be part of a broad closed-end fund platform from an independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (iii) an investment approach utilizing a buy-and-hold, low-turnover investment philosophy and a company-level, firsthand research investment process; (iv) no expected diminution in the nature, quality and extent of services provided to the Fund and its stockholders; and (v) management by Aberdeen Asian Equity Team.

Fee Provisions of the Proposed Agreement

Under the terms of the Proposed Agreement, Aberdeen has agreed to receive for its services, computed weekly and payable monthly in U.S. dollars, the following fee rates: at the annual rate of 1.00% of the Fund’s average weekly net assets up to and including $100 million, 0.90% of the Fund’s average weekly net assets above $100 million up to and including $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. Under the Current Agreement, Barings is entitled to receive, and under the Prior Agreement, Barings was entitled to receive, fees for its services, computed weekly and payable monthly in U.S. dollars, at the annual rate of 1.15% of the Fund’s average weekly net assets under $250 million and 0.75% of such net assets over $250 million.

The following table sets forth the aggregate amount of advisory fees paid by the fund during the fiscal year ended December 31, 2011 and the aggregate amount of advisory fees that would have been paid by the Fund during fiscal year ended December 31, 2011 on a pro forma basis had the Proposed Agreement Been in place for the fiscal year, assuming no change in assets under management.

Actual Fees Paid	Pro Forma Fees under Proposed Agreement	Reduction in Fee	Percentage Reduction
$3,944,857	$3,344,857	$600,000	15.2%

No payments were made to Aberdeen by the Fund for the fiscal year ended December 31, 2011.

Approval Process and Factors Considered by the Board of Directors in Approving the Proposed Agreement

On June 29, 2012, at the Fund’s 2012 annual meeting of stockholders, a majority of the Fund’s outstanding shares of common stock were voted “For” termination of the Prior Agreement. Immediately following that vote, the Fund provided to Barings notice of termination of the Prior Agreement pursuant to the terms of the Prior Agreement. In addition, on that date, the Chairman of the Fund’s Board of Directors, Mr. Edward Y. Baker, who was in attendance at the annual meeting, along with Mr. John Bult, a Director of the Fund also present at the annual meeting, met with a representative of the City of London Investment Management Group (“COL”) to inform COL that the Board recognizes that COL is the Fund’s largest stockholder and that its views would be considered in determining an appropriate course of action for the Fund and the Fund issued a press release.

On July 5, 2012, a meeting of the Board was held to consider an appropriate course of action for the Fund in light of the stockholder vote. The Board determined that it would be in the best interest of the Fund and its stockholders to initiate a search for a successor to Barings to serve as investment adviser for the Fund. The Board also determined that its Management Engagement Committee should take the lead in identifying a consulting firm to identify appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. The Board also determined that the Management Engagement Committee should contact Mercer (Hong Kong) Limited, an independent consultant (“Mercer”) that assisted the Board during the earlier part of the year, given its existing database of potential candidates. At a meeting of the Management Engagement Committee on July 30, 2012, Mercer identified 19 candidates to the Committee. The Committee and Mercer discussed the qualifications of the candidates and considered, among other things, any capacity constraints expressed by the candidates; Mercer’s views regarding the candidates’ capabilities; the candidates’ presence in Asia; and the managers’ ability to manage an SEC registered closed-end investment company. The Committee determined that requests for proposal should be requested from eight of the 19 candidates, subject to discussion with the Board. On August 8, 2012, the Board of Directors met and considered the qualifications of the eight candidates identified by the Management Engagement Committee and determined that requests for proposals should be requested from these eight candidates. On August 13, 2012, the Management Engagement Committee met to discuss a timeline for the submission of requests for proposal and to schedule in-person meetings with four of the eight candidates. In late August 2012, two of the eight candidates informed Mercer that they determined not to respond to the request for proposal. On September 5, 2012, the Management Engagement Committee met to discuss the responses to the request for proposal from the six candidates that responded to the proposal as well as additional information provided to the Management Engagement Committee by Mercer and to identify four candidates from the six to meet with in person in Hong Kong. The Committee considered the information contained in the responses to the request for proposal as well as other information provided by Mercer. The

Committee selected four candidates from the six to meet with in-person in Hong Kong. Mercer was instructed to notify the final four candidates of their selection, the date of the in-person meeting and to request all materials for the in-person meetings in advance of the in-person meetings. All materials received from the final four candidates were also made available to the entire Board. These materials discussed many different aspects of each candidate’s investment management capabilities, including its past performance, its portfolio management team, its investment process, its compliance function, its support services and its proposed fees.

On September 10, 2012, the Management Engagement Committee met in person with representatives of each of the four candidates selected from the six referred to above. Representatives from Mercer were present throughout and Fund counsel was available for consultation by the Committee during the meetings. Following the meetings, the Committee then discussed the relative merits of each candidate but did not consider any particular factor determinative and it was resolved that a recommendation be made to the Board that the Fund propose to stockholders to approve an Investment Management Agreement with Aberdeen. Immediately following the completion of the Management Engagement Committee meeting on September 10, 2012, an in-person meeting of the full Board, which is comprised entirely of Independent Directors, was convened to consider the recommendation of the Management Engagement Committee. Representatives of Mercer were present. Each of the four candidates that presented to the Committee were available to participate in the Board meeting. The Chair of the Committee discussed the merits of each of the four candidates and the reason behind its recommendation of Aberdeen. Fund counsel referred the Directors to various parts of each presentation and to various criteria that should be considered in determining whether to approve the Proposed Agreement with Aberdeen. After considering and weighing all of the above factors, the Board concluded that the terms of the Proposed Agreement with Aberdeen are fair and reasonable and that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement with Aberdeen.

In making its selection, the Board noted Aberdeen’s depth and experience in providing services to similar funds and investing in the greater China region for over two decades and that closed-end investment management companies have been part of Aberdeen’s business since its inception and remain an important element of its client base in the United States and globally. The Board also noted that the advisory fee rates agreed to by Aberdeen compared favorably with fee rates charged by advisers of other U.S.-registered closed-end funds that invest in the Greater China region and that it was lower than the fee rate, under the Current Agreement and the Prior Agreement. The Board considered favorably Aberdeen’s Investor Relations support in the closed-end fund secondary market. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that Aberdeen is expected to provide to the Fund. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the Proposed Agreement. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by Mercer and Fund counsel on behalf of the Directors. The Board reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

With respect to the portfolio management teams for the Fund, the Board considered Aberdeen’s explanation that the Fund would be managed by an Asian equity team. The Board also noted that Aberdeen directly manages 11 U.S.-SEC registered closed-end funds and serves as investment sub-adviser to two others with assets under management of $5.2 billion as of June 30, 2012.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, firsthand research investment process followed by, Aberdeen’s team members. Specifically, the Directors considered Aberdeen’s description of its investment process as primarily a bottom-up process focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered Aberdeen’s explanations that: (i) no stock is bought prior to on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

The Board reviewed and considered the nature and extent of the investment management services to be provided by Aberdeen under the Proposed Agreement. The Board further considered Aberdeen’s extensive experience managing Asian and Chinese equities in both regional and single-country mandates. Aberdeen currently manages approximately $80 billion in Asia-Pacific equities as of June 30, 2012, which includes substantial equity assets under management in Greater China markets that are relevant to the Fund. The Board determined that Aberdeen appeared to be capable of providing the Fund with investment management services of above-average quality.

Performance, Fees and Expenses of the Fund. The Board noted that Aberdeen was not yet providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of Aberdeen in managing the Fund. Based, however, on the performance of Aberdeen in managing other products, the Board concluded that there was reason to believe that Aberdeen could achieve above-average performance over the long-term in managing the Fund. The Board further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment manager to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen Asia, that the profitability from its relationship with the Funds would not be excessive.

The Board also noted that they would have opportunities to review Aberdeen’s profitability in the future based on actual results.

Furthermore, the Board received and considered information about the financial viability of Aberdeen and were satisfied that Aberdeen Asia has adequate resources to perform the services required under the Proposed Agreement.

The Board noted that Aberdeen agreed to a reduction in its proposed fee and also noted that other expenses of the Fund were not expected to increase as a result of the retention of Aberdeen.

Economies of Scale. The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the aggregate management fee rate under the Proposed Agreement declines as the Fund’s assets grow.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by Aberdeen to other clients, including other registered investment companies with differing mandates, separate accounts and institutional investors. The Board concluded that the advisory fee rates under the Proposed Agreement are not excessive, given the nature and extent of services expected to be provided to the Fund compared with such other accounts and other factors.

Other Benefits of the Relationship. The Board also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Board concluded that Aberdeen may derive reputational benefits from its association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered Aberdeen’s statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engages, brokers sometimes provide unsolicited access to financial and market databases free of charge, which access may be based on trading volume. The Board further noted Aberdeen’s statements that it at times uses particular brokers based, in part, on those brokers providing Aberdeen and its affiliates access to the management teams of certain issuers, subject at all times to Aberdeen’s duty to seek best execution.

The Board considered whether there were other benefits that Aberdeen and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Manager. The Board considered whether Aberdeen is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that Aberdeen appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

Information About Aberdeen

Aberdeen Asset Management Asia Limited, located at 21 Church Street #01-01, Capital Square Two, Singapore 049480, is a Singapore corporation that is a wholly owned subsidiary of Aberdeen Asset Management PLC, with its principal office located at 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG. Aberdeen is a U.S.-registered investment advisor that can and does provide equity and fixed income advisory services to U.S. clients. Aberdeen has extensive experience in managing Asian and Chinese equities in both regional and single country mandates. Aberdeen currently manages a China equity fund, the Aberdeen Global - Chinese Equity Fund (“Aberdeen Chinese Equity Fund”), a Luxembourg open end fund (http://www.aberdeen-asset.lu/doc.nsf/Lit/FactsheetGlobalChineseEquity). The information on the website referred to in the prior sentence is not a part of or incorporated by reference into this proxy statement.

The Aberdeen Chinese Equity Fund is not a U.S. registered investment company and is not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund is subject and which, if applicable to the Aberdeen Chinese Equity Fund, may have adversely affected its performance. The Aberdeen Chinese Equity Fund is similar to the Fund in that both seek long term capital appreciation by investing in equity securities of Chinese companies. However, there are important differences between the investment strategies and style of the two funds, including the definition of Chinese companies. In addition, the Fund and the Aberdeen Chinese Equity Fund have differing fees and expenses and compare their performance to different benchmarks. Shareholders of the Fund should not rely on the performance data of the Aberdeen Chinese Equity Fund as an indication of the future performance of the Fund under Aberdeen’s management. This is not an offer to sell shares of the Aberdeen Chinese Equity Fund, which is not offered for sale to U.S. persons and is not sold in the U.S.

Aberdeen Asset Management PLC is a global investment management group, managing assets for both institutional and retail clients from offices around the world, with assets under management and advice of US$286.5 billion as of June 30, 2012. The following table sets forth the name, address and title of each director and principal executive officer of Aberdeen.

Name	Title
Donald Amstad	Director of Business Development for Aberdeen and Director of Aberdeen
Chong Yoon Chou	Investment Director for Aberdeen and Director of Aberdeen
Patrick James Corfe	Marketing Director for Aberdeen and Director of Aberdeen
Martin James Gilbert	Chief Executive Officer for Aberdeen and Director of Aberdeen
Nicholas Hadow	Director of Business Development for Aberdeen and Director of Aberdeen
Corinne Cheok Yu-Lin	Head of Distribution, Asia-Pacific for Aberdeen and Director of Aberdeen

Name	Title
Anthony John Michael	Head of Fixed Income, Asia-Pacific for Aberdeen and Director of Aberdeen
Low Hon-Yu	Director of Finance for Aberdeen and Director of Aberdeen
Hugh Young	Managing Director for Aberdeen and Director of Aberdeen
Kang Puay Ju	Head of Property, Asia-Pacific and Director of Aberdeen

Quorum; Adjournment

A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies or the stockholders present in person at the Special Meeting or the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Special Meeting to permit further solicitation or proxies. If a proposal to adjourn the Special Meeting is submitted to stockholders, any such adjournment will require the affirmative vote of a majority of the votes cast on the proposal. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions do not count as votes cast and therefore will not have any effect on a vote to adjourn the Special Meeting. Broker non-votes are not expected in connection with Special Meeting due to the nature of the Proposal. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The stockholders present either in person or by proxy, at a meeting that has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock as the Fund’s only voting security is common stock. As defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities. For this purpose, abstentions will have the effect of a vote to disapprove the Proposed Agreement. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreement while the Board of Directors considers other steps and take such actions as it deems to be in the best interests of the Fund and its stockholders.

A form of the Proposed Agreement is attached as Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE FUND AND ABERDEEN.

GENERAL INFORMATION

Fund Administration

Prudential Investments LLC acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is Gateway Center Three 100 Mulberry Street, Newark, New Jersey 07102.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of September 28, 2012.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO FAST c/o Depository Trust Company Box 20 New York, NY 10004-9998	24,011,089	98.9%

The shares held by Cede & Co. include the accounts set forth below. Unless otherwise noted, this information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC.

Title Of Class	Name and Address	Shares		Percent of Class
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street London EC3V OAS England	9,857,172	*	40.6%

Common Stock	Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos 60 Heritage Drive Pleasantville, New York 10570	1,216,059	**	5.0%

*	As reported by City of London Investment Management Company Limited on Schedule 13-D/A, filed September 28, 2012 (File No. 005-51363).
**	As reported by Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos on Schedule 13-D/A filed September 27, 2012 (File No. 005-51363).

SECURITY OWNERSHIP OF MANAGEMENT

As of September 28, 2012, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex*
Edward Y. Baker (Independent Director)	$10,001–50,000	$10,001–50,000

John A. Bult (Independent Director)	Over $100,000	Over $100,000

Vincent Duhamel (Independent Director)	$0	$0

John A. Hawkins (Independent Director)	$10,001–50,000	$10,001–50,000

C. William Maher (Independent Director)	$0	$0

Jonathan J.K. Taylor (Independent Director)	$50,001–100,000	$50,001–100,000

Tak Lung Tsim (Independent Director)	$0	$0

*	The Fund Complex consists of two Funds: The Greater China Fund, Inc. and The Asia Pacific Fund, Inc., for which Baring Asset Management (Asia) Limited serves as investment manager.

As of September 28, 2012, the directors and executive officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by directors and officers of the Fund, personnel of Aberdeen or personnel of the Administrator. The Fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $5,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies, including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. In the event of an adjournment to solicit additional proxies, the costs of any such additional solicitation and of any adjourned meeting will be borne by the Fund.

Stockholder Proposals

Stockholder proposals intended to be presented at the Fund’s 2013 annual meeting of stockholders of the Fund must be received by the Fund on or before December 25, 2012 in order to be included in the Fund’s Proxy Statement and form of proxy relating to that meeting.

In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2013 annual meeting of stockholders, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, Deborah A. Docs, Secretary of the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, not later than December 25, 2012 nor earlier than November 25, 2012. Written notice must include a brief description of the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the number of shares of common stock beneficially owned by the proposing stockholder and any material interest of the proposing stockholder in the proposed business and must otherwise comply with the requirements of the Fund’s By-Laws. However, in the event that the date of the 2013 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2012 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of 2013 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement (as defined in the Fund’s By-Laws) of the date of such meeting is first made by the Fund.

Stockholders are advised to refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary.

The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the Fund’s proxy statement or otherwise considered at such annual meeting because certain federal rules of the SEC and the Fund’s By-Laws, respectively, must be complied with before consideration of the proposal is required.

By order of the Board of Directors,

Deborah A. Docs

Secretary

September 28, 2012

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT dated         , 2012 (this “Agreement”), between The Greater China Fund, Inc. (the “Fund”), a Maryland corporation, and Aberdeen Asset Management Asia Limited, a corporation organized under the laws of the Republic of Singapore (the “Investment Manager”).

W I T N E S S E T H:

WHEREAS, the Fund is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to employ its capital by investing and reinvesting in investments in accordance with the investment objectives, policies and restrictions set forth in its Registration Statement and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund; and

WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services, and the Investment Manager desires to provide such services to the Fund, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.    Investment Manager.

1.1 The Fund hereby appoints the Investment Manager to act as investment manager to the Fund. The Investment Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

1.2 Subject to the supervision and direction of the Board of Directors of the Fund, the Investment Manager will (a) act in accordance with the Fund’s Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Fund’s assets in accordance with its investment objectives and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, and (d) place purchase and sale orders on behalf of the Fund for all investments. In addition, the Investment Manager will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

1.3 The Investment Manager shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Fund’s Board of Directors such periodic and special reports as the Board of Directors may reasonably request, including a report prior to each meeting of the Board of Directors as to the Investment Manager’s then-current and projected investment strategies for the Fund. The Investment Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 of the Securities and Exchange Commission under the 1940 Act any such records as are required to be maintained by the Investment Manager with respect to the Fund by Rule 31a-1 of the Securities and Exchange Commission under the 1940 Act.

1.4 The Investment Manager shall provide the Fund’s custodian with information as requested relating to all transactions concerning the assets belonging to the Fund, except purchases of and any sales of Fund’s shares.

1.5 Services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Investment Manager.

1.6 In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Investment Manager a fee at the annual fee rates of: 1.00 % of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75 % of the Fund’s average weekly net assets in excess of $200 million. Such fee will be computed on the basis of the Fund’s net asset value at the end of each week and will be payable at the end of each calendar month. Upon any termination of this Agreement before the end of a month, the fee for the period from the commencement of such month to the date of termination shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Investment Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement as from time to time in effect.

1.7 The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.   Expenses. The Investment Manager shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund’s directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with meetings of directors; interest expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders.

3. Liability and Indemnity. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. The Fund agrees to indemnify and hold harmless the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred by each of them in a successful defense against any claims to which the Investment Manager or such person may become subject that arises out of or is based upon the services to be performed by the Investment Manager under this Agreement. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is a reason to believe that the Fund will ultimately be found to be entitled to indemnification.

4. Brokerage. The Investment Manager is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and, except as prescribed herein, is directed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the most favorable execution available. In using reasonable efforts for the Fund to obtain the most favorable execution available, the Investment Manager will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of service rendered by the broker or dealer in other transactions, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the

Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s (or its affiliates’) overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion.

5. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any of its affiliates, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among such clients and the Fund in a manner believed by the Investment Manager to be equitable to such clients and the Fund. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund understands that the persons employed by the Investment Manager to assist in the performance of the Investment Manager’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Investment Manager or any affiliate of the Investment Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

6. The Fund has delivered copies of each of the following documents to the Investment Manager and will promptly notify and deliver to it all future amendments and supplements, if any:

(a) the Articles of Incorporation of the Fund, filed with the Department of Assessments and Taxation of the State of Maryland on May 11, 1992, as amended;

(b) the By-Laws of the Fund;

(c) Resolution of the Board of Directors of the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;

(d) Registration Statement under the Securities Act of 1933, as amended, and the 1940 Act on Form N-2, as most recently filed by the Fund with the Securities and Exchange Commission relating to the Fund and the Fund’s shares, and all amendments thereto; and

(e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission on May 11, 1992 and all amendments thereto.

7. Duration and Termination. This Agreement is effective as of the date hereof, and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, at any time upon not less than 60 days’ prior written notice to the Investment Manager, or by the Investment Manager upon not less than 90 days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

8. Miscellaneous.

8.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

8.2 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to the extent, the provisions of this Agreement shall be deemed to be severable.

8.4 Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.

8.5 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

8.6 This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purposes of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE GREATER CHINA FUND, INC.

By:	/s/
Name:
Title:

ABERDEEN ASSET MANAGEMENT ASIA LIMITED

By:	/s/
Name:
Title:

THE GREATER CHINA FUND, INC.		000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 31, 2012.

Vote by Internet [insert computer scan graphic to the left]

• Go to www. proxyvoting.com/gch

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-866-540-5760

• within the U.S.A., U.S. territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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A   Proposals — The Board of Directors unanimously recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. The approval of the proposed Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited.	☐	☐	☐

B   Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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Proxy — THE GREATER CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Special Meeting of Stockholders – November 1, 2012

The stockholder of The Greater China Fund, Inc. (the “Fund”) signing on the reverse hereof (the “undersigned”) hereby appoints Deborah A. Docs, Grace C. Torres and Andrew French or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Special Meeting of Stockholders of the Fund, to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004 at 11:00 A.M., local time, on November 1, 2012, and at any and all adjournments or postponements thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the Special Meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated September 28, 2012.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.